UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,  D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2019
___________

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-31420 (Commission File Number)	54-1821055 (I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway Richmond, Virginia (Address of principal executive offices)	23238 (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0422

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2019, at the CarMax, Inc. (the “Company”) 2019 Annual Meeting of Shareholders, the Company's shareholders, upon recommendation of the Board of Directors (the “Board”), approved the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated (the "Stock Incentive Plan"). The Stock Incentive Plan authorizes the Company to provide equity awards to its employees and non-employee directors. The approved amendments: (a) increase the number of shares of the Company's common stock reserved for issuance under the Stock Incentive Plan by 4,150,000 shares, (b) extend the termination date of the Stock Incentive Plan from June 28, 2026 to June 25, 2029, and (c) address changes in the federal tax laws.
The Stock Incentive Plan is attached hereto as Exhibit 10.1 and is hereby incorporated by reference into this Item 5.02. The foregoing description of the Stock Incentive Plan is qualified in its entirety by reference to the attached Exhibit.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 25, 2019, the Company held its 2019 Annual Meeting of Shareholders. The following actions were taken:

1. The shareholders elected the following directors to the Board, each for a one-year term expiring at the 2020 Annual Meeting of Shareholders, pursuant to the vote set forth below.

Director	Votes For	Votes Against	Votes Abstaining
Peter J. Bensen	136,059,657	90,811	826,038
Ronald E. Blaylock	133,649,607	2,498,920	827,979
Sona Chawla	135,781,639	370,613	824,254
Thomas J. Folliard	135,277,368	876,261	822,877
Shira Goodman	134,889,175	1,266,483	820,848
Robert J. Hombach	136,064,589	85,966	825,951
David W. McCreight	136,066,653	83,102	826,751
William D. Nash	136,061,696	84,635	830,175
Pietro Satriano	135,931,704	214,062	830,740
Marcella Shinder	136,000,103	93,269	883,134
Mitchell D. Steenrod	136,044,034	105,412	827,060

There were 11,589,941 broker non-votes for each director.

2. The shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2020 pursuant to the vote set forth below.

Votes For	Votes Against	Votes Abstaining
145,946,160	2,552,944	67,343

3. The shareholders approved the non-binding advisory resolution related to the compensation of our named executive officers pursuant to the vote set forth below.

Votes For	Votes Against	Votes Abstaining
132,819,082	3,370,107	787,317

There were 11,589,941 broker non-votes related to this vote.

4. The shareholders approved the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated, pursuant to the vote set forth below.

Votes For	Votes Against	Votes Abstaining
132,647,954	4,230,833	97,719

There were 11,589,941 broker non-votes related to this vote.

5. The shareholders did not approve the shareholder proposal for a report on political contributions, pursuant to the vote set forth below.

Votes For	Votes Against	Votes Abstaining
40,655,032	95,558,636	762,838

There were 11,589,941 broker non-votes related to this vote.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

10.1	CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: June 26, 2019	By: /s/ Eric M. Margolin
Eric M. Margolin
Executive Vice President,
General Counsel and Corporate Secretary